American Beacon Developing World Income FundSM

SUMMARY PROSPECTUS June 1, 2026

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information, dated June 1, 2026, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at https://americanbeaconfunds.com/fund-resources/. You can also get this information at no cost by calling 1-800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | A: AGUAX | C: AGECX | Y: AGEYX | R5: AGEIX | Investor: AGEPX

Investment Objectives

The Fund’s investment objectives are to seek income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page  30 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page  46  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	1.00%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R5	Investor
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.24%	0.22%	0.23%	0.20%	0.46%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.36%	2.09%	1.10%	1.07%	1.33%
1	Currently, the Fund does not assess a front-end sales load on purchases of A Class shares of $500,000 or more. However, the Fund assesses a contingent deferred sales charge (“CDSC”) of 1.00% on certain purchases of $500,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 607	$ 885	$ 1,184	$ 2,032
C	$ 312	$ 655	$ 1,124	$ 2,421
Y	$ 112	$ 350	$ 606	$ 1,340
R5	$ 109	$ 340	$ 590	$ 1,306
Investor	$ 135	$ 421	$ 729	$ 1,601

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 212	$ 655	$ 1,124	$ 2,421

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

DWI060126

American Beacon Developing World Income Fund - Summary Prospectus1

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that are economically tied to developing countries.

Developing countries include all countries in the world except the countries that are classified by  MSCI Inc. as “developed markets.”   Developing countries typically have lower incomes, less integrated financial markets, smaller economies, and less mature political systems compared to developed countries. Developing countries are commonly located in Africa, the Asia-Pacific region, Central or Eastern Europe, the Middle East, Central America or the Caribbean, and South America.

The Fund’s investments in developing countries will generally include countries that are commonly referred to as “frontier market” countries, which are among the least developed countries. To a lesser extent, the Fund’s investments in developing countries may include countries that are commonly referred to as “emerging market” countries, which are relatively more developed than frontier market countries. Countries considered to be developing change from time to time, and the Fund’s sub-advisors may reasonably determine any country to be a developing country, other than countries that are classified by MSCI Inc. as “developed markets.”

An investment is generally regarded as being economically tied to a developing country if:

■	the issuer is a government agency or is guaranteed by a sovereign government agency, including a regional or municipal government within the country, or quasi-governmental agency of a developing country;

■	the issuer is organized under the laws of, or maintains its principal place of business in, a developing country;

■	the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a developing country;

■	it is a currency of a developing country;

■	it is principally traded in a developing country;

■	the value of the investment is linked to one of the above categories; or

■	it is a derivative instrument whose value is linked to one of the above categories.

Investments economically tied to developing countries may include debentures, currencies, and derivative investments. The Fund’s investments are expected to include primarily sovereign and quasi-sovereign debt instruments, such as obligations issued or guaranteed by foreign (non-U.S.) governments, their agencies or instrumentalities and political subdivisions, which may include zero coupon securities, and investments that provide exposure to sovereign and quasi-sovereign debt instruments. The Fund also may invest in callable securities, municipal securities, including but not limited to general obligation bonds, inflation index-linked securities, illiquid securities, restricted securities, and variable and floating-rate securities. The Fund may also invest in debt instruments issued by corporations that are economically tied to developing countries and in obligations of supranational entities. Investments may be denominated in foreign (non-U.S.) currencies.

In making investment decisions for the Fund, one of the Fund’s sub-advisors, Global Evolution USA, LLC (“Global Evolution”), employs a top-down investment process that focuses on macroeconomic and political risk, as well as country risk. Another sub-advisor to the Fund, abrdn Investments Limited (“aIL”), employs a bottom-up investment process that applies fundamental research to countries and companies in selecting investments. The third sub-advisor to the Fund, Ninety One North America, Inc. (“Ninety One NA”), employs a combination of top-down and bottom-up investment processes that incorporate macroeconomic and fundamental considerations. The Fund may, at times, invest significantly in issuers located in or economically tied to African countries. However, as the country and geographic allocation of the Fund’s portfolio changes over time, the Fund’s exposure to African countries may be lower at a future date, and the Fund’s exposure to other countries and geographic regions may be higher.

Each sub-advisor’s investment processes generally incorporate the sub-advisor’s environmental, social and/or governance (“ESG” and separately, “E,” “S,” and “G”) analysis as a consideration in the assessment of potential portfolio investments. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by a sub-advisor. However, as described below, in certain cases, ESG information may result in an investment being excluded from consideration for the Fund’s portfolio.

■	Global Evolution takes ESG factors into consideration, along with macro-economic, financial, political, and other credit-related factors in its assessment of the creditworthiness of sovereign debt investments. In its evaluation, Global Evolution seeks to identify countries with improving or deteriorating ESG factors which include, among others, human capital accumulation, corruption, risk of natural disasters, human rights, and management of natural resources. ESG considerations may contribute to Global Evolution’s decision to exclude certain countries from its portion of the Fund’s investment universe.

■	aIL considers and assesses how ESG issues are managed and mitigated, and may avoid investing in countries where ESG factors may erode the willingness and ability of the issuer to service its debt. ESG factors considered by aIL may include, among others, environmental factors, such as greenhouse gas emissions and air quality and an issuer’s energy management; social factors, such as human rights, community relations and customer welfare, privacy and data management; and governance factors, such as financial transparency and complexity of group structure/ownership. aIL also considers political factors (referred to as “P”), such as political corruption perception, political stability, state fragility and press freedom, as such factors relate to sovereign debt issuers.

■	Ninety One NA integrates ESG considerations into its investment process through a proprietary, forward-looking ESG trend score, which forms part of the sovereign scorecard framework. This approach uses a nine-factor qualitative assessment, informed by regional specialists and supported by third-party data, policy analysis and engagement with policymakers. The framework is designed to assess the direction of ESG trends and their implications for long-term economic resilience and creditworthiness. The ESG trend score is incorporated into sovereign, foreign currency exchange and rates scorecards and is complemented by a political risk score, which captures shorter-term governance dynamics. Together, these inputs ensure that ESG considerations are systematically reflected in country rankings, portfolio construction and investment decisions.

The ESG and P factors listed above are not comprehensive; not all of the factors will be material for all investments. A sub-advisor may invest in countries that are deemed to have poor ESG and/or P factors but have favorable non-ESG and/or P factors. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG and P analysis and considering the related risks.

The Fund’s investments in derivatives may include structured products (including credit-linked and structured notes which may be issued by special purpose vehicles), options (including non-deliverable options (“NDOs”), and options on non-U.S. currency futures), warrants (including sovereign warrants), futures contracts (including interest rate, currency and Treasury futures contracts), forward contracts (including non-deliverable forwards (“NDFs”)), swaps, contracts for difference (“CFDs”) and similar instruments. The types of swaps that the Fund may enter into include credit default swaps, currency swaps, interest rate swaps, total return swaps, and similar instruments. The Fund uses derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. Derivative instruments allow the Fund to obtain economic exposure to developing countries without directly holding their securities. For example, derivatives may be used where regulatory or other restrictions make it difficult or undesirable for the Fund to invest directly in developing countries. Subject to applicable regulatory restrictions, there is no limit on the amount of the Fund’s exposure to a single counterparty.

2American Beacon Developing World Income Fund - Summary Prospectus

The Fund also may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling foreign currency forward contracts (including NDFs), non-U.S. currency futures contracts, options on non-U.S. currencies, and currency swaps. The Fund may also make direct investments in non-U.S. currencies, including on a spot (cash) basis at the rate prevailing in the currency exchange market, and in securities denominated in non-U.S. currencies. Investments in currencies and currency derivatives are established to add value or reduce risk.

The Fund does not have specific requirements for investment yield, duration, maturity, market capitalization, or credit quality rating, and may invest without limitation in securities, and trade with counterparties, which are rated below investment grade (commonly known as “high-yield” securities or “junk bonds”). Such instruments or counterparties are rated BB or lower by S&P Global Ratings or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc., or the unrated equivalent. The Fund may achieve capital appreciation when a stronger macro-economic and political situation for developing countries leads to lower yields, lower credit spreads and potentially stronger currencies.

To reduce market exposure or in anticipation of liquidity needs, the Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking income and, to a lesser degree, capital appreciation from a fund that typically invests in fixed-income, currency, and derivative instruments economically tied to developing markets, including frontier markets and emerging markets. Those investors should be willing to assume the counterparty, credit, currency, derivative, investment, market, sovereign debt, and other risks associated with investing in developing markets. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about allocations will be correct. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Debentures Risk
Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer. The Fund may invest in both corporate and government debentures.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil. Derivatives may also be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk  and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed.  Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Derivatives transactions requiring the Fund to post collateral may expose the Fund to greater losses in the event of a default by a counterparty.  There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. The Fund may buy

American Beacon Developing World Income Fund - Summary Prospectus3

or sell derivatives not traded on an exchange, which may be subject to heightened  counterparty, liquidity and valuation risks. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Ongoing changes to the regulation of derivatives and changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.  In addition, the Fund’s investments in derivatives are subject to the following risks:

■	Contracts for Difference Risk. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. If the difference is negative, then the buyer instead pays the seller. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. As over-the-counter derivative instruments, CFDs are subject to counterparty risk. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs may be illiquid.

■	Credit-Linked Notes Risk. Credit-Linked Notes (“CLNs”) are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money. They also are subject to currency risk, liquidity risk, valuation risk, counterparty risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

■	Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed.

■	Forward Contracts Risk. Forward contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward contracts involving currency include the risks associated with fluctuations in currency. The use of forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the forward contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed.

■	Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). The Fund may invest in the following types of futures contracts:

•	Foreign Currency Futures Contracts Risk. Foreign currency futures contracts expose the Fund to risks associated with fluctuations in the value of foreign currencies. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. The Fund may use foreign currency futures contracts for the same purposes as foreign currency forward contracts, subject to Commodity Futures Trading Commission (“CFTC”) regulations.

•	Interest Rate Futures Contracts Risk. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract.

•	Treasury Futures Contracts Risk. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

■	Options Risk. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The Fund may use non-deliverable options (“NDOs”) in particular situations when physical delivery of the underlying asset is not required or not possible. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the assets underlying them, and there may at times not be a liquid secondary market for options. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid. In order for a call option to be profitable, the market price of the underlying asset must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying asset instead of the call option. In order for a put option to be profitable, the market price of the underlying asset must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying asset by the premium paid for the put option and by transaction costs. Options on currencies expose the Fund to the risks associated with investments in currencies.

■	Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. Structured notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

■	Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a

4American Beacon Developing World Income Fund - Summary Prospectus

specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. The Fund may invest in the following types of swaps:

•	Credit Default Swaps Risk. Credit default swaps may also be subject to credit risk and the risks associated with the purchase and sale of credit protection.

•	Currency Swaps Risk. Currency swaps may also be subject to currency risk.

•	Interest Rate Swaps Risk. Interest rate swaps may also be subject to interest rate and market risks.

•	Total Return Swaps Risk. Total return swaps may also be subject to market risk and, if the underlying securities are bonds or other debt obligations, interest rate risk.

■	Warrants Risk, including Sovereign Warrants. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may invest in warrants that represent the right to receive payments if an identified revenue, commodity price or economic measure within a developing market country, such as the price or volume of domestically produced oil or the growth of the country’s gross domestic product, equals or exceeds a specified level. Such warrants may result from the restructuring of a sovereign debt obligation and may be more speculative than certain other types of sovereign investments. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Developing Markets Risk
When investing in developing markets, the risks of investing in foreign securities are heightened. Developing markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; the imposition of economic sanctions or other government restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for developing market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities settlement procedures; greater sensitivity to interest rate changes; currency exchange rate volatility and currency inflation or deflation; and significant limitations on investor rights and recourse. The governments of developing market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in developing markets than would be available about issuers in developed markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject. Developing markets may possess less developed regulatory or legal structures governing private and foreign investment, and also may be more vulnerable to market manipulation, corruption and fraud. These matters have the potential to impact the Fund’s investment objectives and performance.

The risks of investing in developing market countries are magnified in frontier market countries, which generally have smaller economies and less developed capital markets and legal, regulatory and political systems than other developing market countries. The magnification of risks is generally the result of: (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may choose not to, or may not be able to, take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although a  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on a  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

■	African Investment Risk. African countries involve heightened risks of political instability, civil war, armed conflict and warfare, social instability as a result of religious, ethnic and/or socio-economic unrest, authoritarian and/or military involvement in governmental decision-making, corruption, expropriation and/or nationalization of assets, confiscatory taxation, inflation in local economies and other risks. The capital markets in many African countries do not include the same safeguards as developed countries, and there may be less financial and other information publicly available to investors. The governments of certain countries may restrict or control foreign investment, limit repatriation of investment proceeds, or levy taxes on foreign investments, which may impact the Fund’s returns. Many African countries are heavily dependent on international trade and may be subject to trade barriers, embargoes, exchange controls,

American Beacon Developing World Income Fund - Summary Prospectus5

currency valuation adjustments and other protectionist measures. Since a primary source of revenue for these countries is the export of commodities, they are more vulnerable to changes in commodity prices, interest rates, or factors affecting a particular commodity. Africa has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events. In addition, disease epidemics are more likely to affect certain African countries. Political and social unrest, including warfare and terrorist activities in African countries, may negatively affect the value of an investment in the Fund. The markets of African countries should be considered extremely volatile even when compared with those of other developing market countries.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Inflation Index-Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds or derivatives held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their  durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed-income securities and instruments held by the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk
The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the Fund’s exposure to the movements in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value (“NAV”) per share to be volatile. There can be no assurance that the Fund’s use of leverage will be successful.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.  For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates.  Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.  Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may

6American Beacon Developing World Income Fund - Summary Prospectus

decline in value simultaneously. Even when certain securities prices have generally increased over time, there have been periods of price decreases during those times, resulting in losses for investors, which are likely to occur again in the future.

Geopolitical and other events, including war, terrorism, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment.

Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may negatively affect investor and consumer confidence and may negatively impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon public and proprietary data and systems. Data or technology malfunctions and inaccuracies may disrupt markets and lead to negative consequences for market participants like the Fund.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Fund’s investments.

The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market.

Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the Fund and its investments or operations could be negatively impacted.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Fund’s holdings and its overall performance could be negatively impacted.

Global climate change may affect property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in selecting and overseeing the sub-advisors and allocating the Fund’s assets to sub-advisors. The sub-advisors’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses.

Municipal Securities Risk
Municipal securities could be affected by adverse political and legislative changes. The ability of a municipal issuer to make payments can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. In addition, the Fund’s investments in municipal securities are subject to the following risks:

■	General Obligation Bonds Risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. A municipality in which the Fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact the Fund.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

American Beacon Developing World Income Fund - Summary Prospectus7

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when a sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund’s ability to pursue other opportunities as they arise.

Sovereign and Quasi-Sovereign Debt Risk
The Fund normally will have significant investments in sovereign and quasi-sovereign debt securities. Sovereign or quasi-sovereign debt securities are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in developing markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for developing markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain developing market countries have declared moratoria on the payment of principal and interest on external debt. Certain developing market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Supranational Risk
Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investments in non-U.S. currencies.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization,  a sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that a sub-advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates.

8American Beacon Developing World Income Fund - Summary Prospectus

The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Zero Coupon Securities Risk
Zero coupon securities are debt securities that do not make periodic interest payments prior to maturity or a specified redemption date (or cash payment date). Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable  maturities that make current distribution of interest in cash. While interest payments are not made on such securities, the Fund accrues income with respect to these securities for federal income tax and accounting purposes. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the Fund, for the periods indicated.

Prior to January 4, 2023, the Fund’s name was the American Beacon Frontier Markets Income Fund. Prior to June 15, 2018, the Fund was known as American Beacon Global Evolution Frontier Markets Income Fund and Global Evolution USA, LLC served as the Fund’s sole sub-advisor. On October 1, 2018, abrdn Investments Limited began managing a portion of the assets of the Fund. Ninety One North America, Inc. (“Ninety One NA”) was appointed as a sub-advisor in November 2025 and began managing a portion of the Fund on February 2, 2026. Accordingly, the bar chart and table below do not reflect the management by Ninety One NA of a portion of the Fund.

C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. In the table below, the performance for C Class shares reflects the performance as though C Class shares were held for the full 10-year period.

You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 11.19% 2nd Quarter 2020 01/01/2016 through 12/31/2025 Lowest Quarterly Return: -14.43% 1st Quarter 2020 01/01/2016 through 12/31/2025
The calendar year-to-date total return as of March 31, 2026 was 1.69%.

Average annual total returns for periods ended December 31, 2025

	Inception Date	1 Year	5 Years	10 Years
Investor Class	02/25/2014
Returns Before Taxes		18.76%	7.88%	7.53%
Returns After Taxes on Distributions		13.93%	3.91%	4.16%
Returns After Taxes on Distributions and Sales of Fund Shares		10.86%	4.17%	4.26%

	Inception Date	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	02/25/2014	13.09%	6.85%	6.97%
C	02/25/2014	16.82%	7.09%	6.75%
Y	02/25/2014	19.16%	8.17%	7.80%
R5	02/25/2014	19.19%	8.22%	7.89%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Bloomberg Global-Aggregate Total Return Index Value Hedged USD	4.86%	0.34%	2.39%
JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index	14.30%	1.78%	4.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

American Beacon Developing World Income Fund - Summary Prospectus9

Sub-Advisors

The Fund’s investment sub-advisors are abrdn Investments Limited, Global Evolution USA, LLC, and Ninety One North America, Inc.

Portfolio Managers

American Beacon Advisors, Inc.	Paul B. Cavazos Senior Vice President & Chief Investment Officer Since 2019 Colin J. Hamer Senior Portfolio Manager Since 2019	Patrick Sporl Senior Portfolio Manager Since 2019
abrdn Investments Limited	Kevin Daly Investment Director, Emerging Markets Debt Since 2018 Anthony Simond Investment Director Since 2025	Edwin Gutierrez Head of Emerging Market Sovereign Debt Since 2018 Siddharth Dahiya Head of Emerging Market Corporate Debt Since 2018
Global Evolution USA, LLC

Morten Bugge[1]
Chief Investment Officer
Since Fund Inception (2014)

Lars Peter Nielsen[1]
Senior Portfolio Manager
Since Fund Inception (2014)

Kristian Wigh[1]
Senior Portfolio Manager
Since 2015

Anne Margrethe Tingleff[1]
Senior Portfolio Manager
Since 2024

Christian Mejrup[1] Deputy Chief Investment Officer Since Fund Inception (2014) Sofus Asboe[1] Senior Portfolio Manager Since 2017 Stephen Bailey-Smith[1] Senior Economist and Portfolio Manager Since 2024
Ninety One North America, Inc.	Antoon de Klerk Co-Head of Emerging Market Sovereign & FX Portfolio Manager[2] Since November 2025	Thys Louw Portfolio Manager[3] Since November 2025
1	The positions shown for each of the portfolio managers are held with Global Evolution Asset Management A/S, an affiliated company of Global Evolution USA, LLC.
2	The position shown for the indicated portfolio manager is held with Ninety One SA (Pty) Ltd., a participating affiliate of Ninety One North America, Inc.
3	The position shown for the indicated portfolio manager is held with Ninety One UK Ltd., a participating affiliate of Ninety One North America, Inc.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave, Suite 219643 Kansas City, MO 64105-1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

10American Beacon Developing World Income Fund - Summary Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Beacon Developing World Income Fund - Summary Prospectus11